UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 22, 2006 (MAY 12, 2006)

                      MYRIAD ENTERTAINMENT & RESORTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                 000-24789       64-0872630
           --------                 ---------       ----------
       (State or other             (Commission    (IRS Employer
jurisdiction of incorporation)     File Number) Identification No.)


                    10050-112 Street, 10th Floor, Suite 1000
                    ----------------------------------------
                        Edmonton, Alberta Canada T5K 2J1
                        --------------------------------
              (Address of principal executive offices and Zip Code)
             ------------------------------------------------------

               Registrant's telephone number, including area code
                                 (780) 431-0086

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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 ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On May 12, 2006, Myriad Entertainment & Resorts, Inc. ("Myriad" or the "Company") entered into an Investment Agreement with Dutchess Private Equities Fund, L.P. (the "Investor"). Pursuant to this Agreement, the Investor shall commit to purchase up to $20,000,000 of our common stock over the course of thirty-six (36) months. The amount that Myriad shall be entitled to request from each purchase ("Puts") shall be equal to, at Myriad's election, either (i) $250,000 or; (ii) two hundred percent (200%) of the average daily volume (U.S. market only) of our common stock for the ten (10) trading days prior to the applicable put notice date, multiplied by the average of the three (3) daily closing bid prices immediately preceding the put date. The put date shall be the date that the Investor receives a put notice of a draw down by the Company. The purchase price shall be set at ninety-three percent (93%) of the lowest closing highest posted bid price of the common stock during the pricing period. The pricing period shall be the five (5) consecutive trading days immediately after the put date. There are put restrictions applied on days between the put date and the closing date with respect to that particular Put. During this time, we shall not be entitled to deliver another put notice. Further, the Company shall reserve the right to withdraw that portion of the "Put" that is below ninety percent (90%) of the lowest closing bid prices for the ten (10) trading day period immediately preceding each put notice.

We are obligated to file a registration statement with the Securities and Exchange Commission ("SEC") covering the shares of common stock underlying the Investment Agreement within twenty-one (21) days after the closing date. In addition, we are obligated to use all commercially reasonable efforts to have the registration statement declared effective by the SEC within ninety (90) days after the closing date.

We claim an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the Investor was an "accredited investor" and/or qualified institutional buyers, the Investor had access to information about the Company and its investment, the Investor took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

 ITEM  2.03  CREATION  OF  A  DIRECT  FINANCIAL  OBLIGATION.

See  Item  1.01  above.

 ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

See  Item  1.01  above.

 ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.

Not  applicable.

(b)  PRO  FORMA  FINANCIAL  INFORMATION.

Not  applicable.

(c)  EXHIBITS.
Exhibit
Number     Description

10.1 * Investment Agreement, dated as of May 12, 2006, by and between Myriad Entertainment & Resorts, Inc. and Dutchess Private Equities Fund, L.P.
10.2 * Registration Rights Agreement, dated as of May 12, 2006, by and between Myriad Entertainment & Resorts, Inc. and Dutchess Private Equities Fund, L.P.

*  Filed  herewith

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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      MYRIAD ENTERTAINMENT & RESPORTS, INC.


Date:  May  22,  2006
                              By: /s/ Scott Hawrelechko
                                  ---------------------
                                  Scott Hawrelechko
                                  -----------------
                                  Chairman
                                  --------